Intangible assets, net - Schedule of Estimated Aggregate Amortization Expense (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets [Line Items]
2017	$ 2,057
2018	1,623
2019	1,251
2020	1,233
2021 and thereafter	$ 4,582